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                                                                    EXHIBIT 23.3

                               CONSENT OF COUNSEL

We consent to the references to our firm under the captions "Tax Consequences" and "Lawyers; Accountants" in Post-Effective Amendment No. 6 to the Form S-1 Registration Statement (Reg. No. 33-86894) as filed with the United States Securities Exchange Commission on or about March 2, 2000 and the related Prospectus of IDS Managed Futures, L.P.



                                                  Sidley & Austin


March 2, 2000